Exhibit 10.40C

To:	Finance Parties, as defined in the below-mentioned Facility Agreement

February 18, 2008

Dear Sir or Madam:

Request for Amendment No. 3

We refer to the senior facility agreement dated 30 March 2007 (the “Facility Agreement”) between, among others, Spansion Japan Limited and GE Capital Leasing Corporation as Administrative Agent and its subsequent amendments dated 1 August and 13 December 2007.

Capitalised terms used in this letter, unless otherwise defined herein, shall have the meaning given to them in the Facility Agreement.

The Borrower entered into a new syndicated, committed and unsecured revolving long-term loan facility arranged by The Bank of Tokyo-Mitsubishi UFJ, Ltd. on December 28, 2007 (the “BTMU Revolver”). The maximum limit amount of the BTMU Revolver is ¥14,000,000,000. In order to remove a conflict between the Facility Agreement and the BTMU Revolver and in expectation of an increase of its maximum limit amount in future, the Borrower hereby requests that the amount “¥10,000,000,000” in sub-paragraph (f)(i) of the definition of “Permitted Financial Indebtedness” in the Facility Agreement be deleted and replaced with the amount “¥18,000,000,000”. The Borrower hereby confirms that the money borrowed pursuant to the BTMU Revolver has not exceeded ¥10,000,000,000 prior to the date hereof.

Also, in order to replace the reference in Schedule 7 (Refinancing Financial Indebtedness Repayment Amounts) to certain manufacturing equipment with other manufacturing equipment and to make corrections to the serial numbers of certain manufacturing equipment in Schedule 7, as listed in Exhibit 1 to this letter, the Borrower hereby requests that Schedule 7 (Refinancing Financial Indebtedness Repayment Amounts) be deleted in its entirety and replaced with Exhibit 2 to this letter.

Finally, the Borrower hereby requests that the words “and (iii) the finance lease agreement dated 17 March 2004 (including the schedules thereto) between FASL Japan Corporation and Hitachi Capital Corporation Contract No.: 4040467-00” be added after the words “at the date hereof” in the definition of “Refinancing Financial Indebtedness”.

We hereby request confirmation of the Lenders’ consent to the foregoing request for amendment by your countersignature and return of the enclosed copy of this letter.

The provisions of the Facility Agreement and the other Finance Documents shall, save as amended by this letter, continue in full force and effect.

This letter is designated as a Finance Document.

This letter shall be governed by and construed in accordance with Japanese law.

Yours faithfully,

/s/ Spansion Japan Limited Masao Taguchi
For and on behalf of
Spansion Japan Limited

Accepted and agreed

/s/ GE Capital Leasing Corporation Takashi Okuda
GE Capital Leasing Corporation
As Arranger

Accepted and agreed

/s/ Sumisho Lease Co., Ltd Authorized Signatory
Sumisho Lease Co., Ltd
As Arranger

Accepted and agreed

/s/ Mitsui Leasing & Development, Ltd. Osamu Mori
Mitsui Leasing & Development, Ltd.
As Arranger

Accepted and agreed

/s/ GE Capital Leasing Corporation Takashi Okuda
GE Capital Leasing Corporation
As Administrative Agent on behalf of each Finance Party

Accepted and agreed

/s/ Resona Bank, Limited Hitoshi Ishimura
Resona Bank, Limited
As Paying Agent on behalf of each Finance Party

Accepted and agreed

/s/ GE Capital Leasing Corporation Takashi Okuda
GE Capital Leasing Corporation
As Security Agent on behalf of each Finance Party

Accepted and agreed

/s/ GE Capital Asset Finance Corporation Kuge Munehiko
For and on behalf of
GE Capital Asset Finance Corporation
As Lender

Accepted and agreed

/s/ Mitsui Leasing & Development, Ltd. Osamu Mori
For and on behalf of
Mitsui Leasing & Development, Ltd.
As Lender

Accepted and agreed

/s/ Sumisho Lease Co., Ltd. Authorized Signatory
For and on behalf of
Sumisho Lease Co., Ltd.
As Lender

Accepted and agreed

/s/ Resona Bank, Limited Hitoshi Ishimura
For and on behalf of
Resona Bank, Limited
As Lender

Accepted and agreed

/s/ Showa Leasing Co., Ltd. Masami Matsushita
For and on behalf of
Showa Leasing Co., Ltd.
As Lender

Accepted and agreed

/s/ Mitsubishi UFJ Lease & Finance Company Limited Tatsuhisa Takahashi
For and on behalf of
Mitsubishi UFJ Lease & Finance Company Limited
As Lender

Accepted and agreed

/s/ NTT Finance Corporation Authorized Signatory
For and on behalf of
NTT Finance Corporation
As Lender

Accepted and agreed

/s/ Century Leasing System, Inc. Takao Arai
For and on behalf of
Century Leasing System, Inc.
As Lender

Accepted and agreed

/s/ Kyodo Leasing Co., Ltd. Shinya Morito
For and on behalf of
Kyodo Leasing Co., Ltd.
As Lender

Accepted and agreed

/s/ BOT Lease Co., Ltd. Yasuhiko Nakanishi
For and on behalf of
BOT Lease Co., Ltd.
As Lender

Accepted and agreed

For and on behalf of
ABN Amro Bank N.V.
As Lender